February 17, 2015

Supplement

SUPPLEMENT DATED FEBRUARY 17, 2015 TO THE PROSPECTUSES OF
AIP Series Trust—AIP Dynamic Alternative Strategies Fund, dated July 31, 2014
AIP Series Trust—AIP Dynamic Alpha Capture Fund, dated October 15, 2014
(collectively, the "Funds")

The last paragraph of the section of the Prospectus entitled "Purchase and Sale of Fund Shares—Minimum Investment Amounts" is hereby deleted and replaced with the following:

You can purchase or sell Fund shares by contacting your Morgan Stanley Financial Advisor or other authorized third-party, such as a broker, dealer or other financial intermediary that has entered into a selling agreement with the Fund's "Distributor," Morgan Stanley Distribution, Inc. (collectively, a "Financial Intermediary"). You can also purchase or sell Class A, Class C, Class I and Class IS shares directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone ((800) 548-7786). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. Your shares will be sold at the next price calculated after we receive your order to redeem. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How to Buy Shares" and "—How to Sell Shares."

The section of the Prospectus entitled "Shareholder Information—How to Purchase Class C, Class I and Class IS Shares" is hereby deleted and replaced with the following:

How to Purchase Fund Shares.

Purchasing Shares Through a Financial Intermediary.

You may open a new account and purchase Class A, Class C, Class I and Class IS shares through your Financial Intermediary. Your Financial Intermediary will assist you with the procedures to invest in Class A, Class C, Class I and Class IS shares. Your Financial Intermediary may charge transaction-based or other fees in connection with the purchase or sale of Class A, Class C, Class I and Class IS shares. Please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Purchasing Shares Directly from the Fund.

Initial Purchase by Mail. You may open a new account, subject to acceptance by the Fund, and purchase Class A, Class C, Class I and Class IS shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. (the "Transfer Agent"), which you can obtain by calling the Transfer Agent at (800) 548-7786 (our automated telephone system (which is generally accessible 24 hours a day, seven days a week)) and mailing it to [Fund Name], c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to [Fund Name].

Please note that payments to investors who redeem Class A, Class C, Class I and Class IS shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Class A, Class C, Class I and Class IS by wire.

Initial Purchase by Wire. You may purchase Class A, Class C, Class I and Class IS shares by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to the Transfer Agent in advance of the wire by following the instructions under "Initial Purchase by Mail." You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #99060238
Attn: Morgan Stanley Funds Subscription Account
Ref: (Fund Name, Account Number, Account Name)

Additional Investments. You may purchase additional Fund shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional Class A, Class C, Class I and Class IS share purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Fund name and the Class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." Instead of a letter you may mail a check along with the payment stub attached to the bottom portion of your account statement. You may also purchase additional Class A, Class C, Class I and Class IS shares by wire by following the instructions under "Initial Purchase by Wire."

The section of the Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" is hereby deleted and replaced with the following:

Sales Charges Applicable to Purchases of Class A Shares

Class A shares are sold at NAV plus an initial sales charge of up to 5.50% of the public offering price. The initial sales charge is reduced for purchases of $50,000 or more. The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.50%	5.82%	5.25%
$50,000 but less than $100,000	4.75%	4.99%	4.50%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million and over	0.00%	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts ("Related Accounts"):

•  A single account (including an individual, trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  An individual retirement account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.

Combined Purchase Privilege. You will have the benefit of a reduced sales charge by combining purchase of Class A shares of the Fund in a single transaction with purchases of Class A shares of another Fund of the Trust for any Related Account.

Notification.

You must notify your Financial Intermediary at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of the Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund held in all Related Accounts described above at your Financial Intermediary in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent.

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include the cost of Class A shares of the Fund or any other Fund of the Trust which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the letter of intent. You may combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary, or by calling toll-free (800) 548-7786. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Other Sales Charge Waivers.

In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•  Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•  Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Trustees.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies, whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares in additional Class A shares of the Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

The first sentence in the section of the Prospectus entitled "Fund Details—Shareholder Information—How to Sell Shares—Contact the Fund By Telephone" is hereby deleted and replaced with the following:

You can also sell your Class A, Class C, Class I and/or Class IS shares by telephone and have the proceeds sent to the address of record or wired to your bank account on record.

The first paragraph in the section of the Prospectus entitled "Fund Details—Shareholder Information—How to Sell Shares—Contact the Fund By Letter" is hereby deleted and replaced with the following:

You can also sell your Class A, Class C, Class I and/or Class IS shares by writing a "letter of instruction" that includes:

•  the name on your account and account number;

•  the name of the Fund;

•  the dollar amount or the number of shares you wish to sell;

•  the Class of shares you wish to sell;

•  the signature of each owner as it appears on the account; and

•  whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DACFSPT-0215